UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Terreno Realty Corporation

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TERRENO REALTY CORPORATION 10500 NE 8TH STREET, SUITE 301 BELLEVUE, WA 98004 Your Vote Counts! TERRENO REALTY CORPORATION 2021 Annual Meeting Vote by May 3, 2021 11:59 PM ET D37943-P50772 You invested in TERRENO REALTY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2021. Get informed before you vote View the Notice and Proxy Statement and 2020 Annual Report, including Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 4, 2021 8:00 a.m., Pacific Time Terreno Realty Corporation 101 Montgomery Street, Suite 200 San Francisco, CA 94104 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. W. Blake Baird 1b. Michael A. Coke 1c. Linda Assante 1d. LeRoy E. Carlson 1e. David M. Lee 1f. Gabriela Franco Parcella 1g. Douglas M. Pasquale 1h. Dennis Polk 2. Adoption of a resolution to approve, on a non-binding advisory basis, the compensation of certain executives, as more fully described in the proxy statement. 3. Ratification of the appointment of Ernst & Young LLP as our independent registered certified public accounting firm for the 2021 fiscal year. NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly come before the annual meeting, including any adjournments or postponements of the meeting. Board Recommends For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D37944-P50772